UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2017

Jensyn Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 West Main Street, Suite 204, Freehold, New Jersey 07728
(Address of principal executive offices, including Zip Code)

(888) 536-7965

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On December 7, 2017 the Company announced that Jensyn Capital, LLC, a company controlled by certain initial stockholders of the Company deposited $200,000 in the trust account maintained with Continental Stock Transfer & Trust Co. on December 6, 2017 to extend the date by which the Company must complete its initial business combination by an additional three months. As a result of the extension the Company has until March 7, 2018 to complete its initial business combination.

The press release announcing the extension is filed as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Registrant’s press release dated December 7, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2017

Jensyn Acquisition Corp.

By:	/s/ Jeffrey J. Raymond
Jeffrey J. Raymond
President and Chief Executive Officer

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